SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

DATED AS OF JULY 12, 2021

Effective on July 1, 2021, Andrew Heiskell, Executive Vice President, Director of Fixed Income of the Adviser, retired from Mutual of America and is no longer a Portfolio Manager of the Mid-Term Bond Portfolio and Bond Portfolio.

Disclosure relating to Mr. Heiskell is deleted on page 30 under the sub-heading Portfolio Manager Compensation – Adviser.

Disclosure relating to Mr. Heiskell is deleted on page 32 and 33 under the sub-heading Other Information – Adviser.